                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  July 25, 2002

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                   $18,221,526.90
                  --------------------
                 ( $    0.0001215     ,per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $    0.00
                  --------------------
                 ( $            -     , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                   $   200,916.74
                  --------------------
                 ( $    0.0000013     , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                   $ 2,758,437.50
                  --------------------
                 ( $    0.0000057     , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                   $     0.00
                  --------------------
                 ( $            -     , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                   $     0.00
                  --------------------
                 ( $            -     , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
             -----------------------------------
        (3)  Balance on Class A-1 Notes:
                   $     0.00
                  --------------------
                 ( $            -     , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (4)  Balance on Class A-2 Notes:
                   $     0.00
                  --------------------
                 ( $            -     , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:     July 24, 2002
                                                              ----------------
                 ( $     0.00         with respect to the Class A-1 Notes,
                  --------------------
                 ( $     0.00         with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:

(vii)   Pool Balance at the end of the related Collection Period:      $505,142,808.68
                                                                       ------------------------
(viii)  After giving effect to distributions on this Distribution Date:

        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $20,362,718.19
                                                                        ----------------------
             (2)  Pool Factor for the Class A-1 Notes:       0.13575145
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $485,000,000.00
                                                                            ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       1.00000000
                                                           -----------------

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

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.9400000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:                  4.8858308%
                                                     -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:          2.0600000%     (Based on 3-Month LIBOR)
                                                                  ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:          2.2500000%     (Based on 3-Month LIBOR)
                                                                  ---------------

(x)          Amount of Master Servicing Fee for  related Collection Period:           $636,288.10
                                                                                      --------------
                   $ 0.000004242      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001312      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:                $3,000.00
                                                                                      --------------
                   $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:           $1,005,030.54
                                                                                              ---------------------------
        (b)  Delinquent Contracts                              # Disb.     %                $ Amount                 %
                                                               -------     -                --------                 -
             30-60 Days Delinquent                          2,078      2.84%           $ 22,355,667                5.64%
             61-90 Days Delinquent                            944      1.29%           $ 10,129,560                2.56%
             91-120 Days Delinquent                           553      0.76%           $  6,221,144                1.57%
             More than 120 Days Delinquent                    761      1.04%           $  8,250,363                2.08%
             Claims Filed Awaiting Payment                    197      0.27%           $  2,083,442                0.53%
                                                     -------------     ----------     -------------               -------
                TOTAL                                      4,533       6.19%           $ 49,040,176               12.38%
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                       $0.00
                                                                                                            -------------
        (d)  Reserve Account Balance                                                                      $9,162,724.29
                                                                                                  -----------------------
             Draw for this Distribution Date                                                                      $0.00
                                                                                                  -----------------------
             Realized Loss Draw                                                                                   $0.00
                                                                                                  -----------------------
(xiii)  Amount in the Prefunding Account:            $219,909.51
                                                -----------------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:           $                 -
                                                     -----------------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                     $0.00
                                                                                                       ------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:               $  115,000.00
                                                                                                       ------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                                                          ---------------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:                       $0.00
                                                           ----------------------

(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                          $35,848.05
                                                                                                  -----------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                             $0.00
                                                                                                  -----------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                $0.00
                                                                                                  -----------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                $0.00
                                                                                                  -----------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                             $0.00
                                                                                                  -----------------------
        such Distribution Date:

* Delinquency Percentage are overstated due to a timing issue on payment processing in June.
7/22/02 12:07 PM









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